UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 3, 2019

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place

1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2019, AAR CORP. announced that its Board of Directors appointed Sean M. Gillen as Vice President and Chief Financial Officer, effective January 7, 2019.  Mr. Gillen will succeed Michael D. Milligan and will report to AAR President and Chief Executive Officer John M. Holmes. He will have responsibility over the financial, accounting, tax, treasury and investor relations functions at AAR.

Mr. Gillen, age 33, joins AAR from USG Corporation (NYSE: USG), a construction materials company based in Chicago with annual net sales of $3.2 billion, where he served as Vice President and Treasurer since 2017.  Prior to USG, Mr. Gillen spent nine years in investment banking with Goldman Sachs & Co. LLC, most recently as a Vice President in their Global Industrials Group.

For the Company’s current fiscal year, Mr. Gillen will receive an annual base salary of $400,000, a target annual cash bonus opportunity equal to 100% of annual base salary, and stock awards with a dollar value of $500,000 as of the date of grant.  Mr. Gillen also will receive a sign-on bonus of $100,000, payable 30 days after his start date, and be entitled to participate in the Company’s benefit plans. The Company will enter into a severance and change in control agreement with Mr. Gillen substantially in the form entered into with certain other executive officers of the Company (see Exhibit 10.1 to the Company’s current report on Form 8-K dated October 11, 2017) and an indemnification agreement substantially in the form entered into with directors and officers of the Company (see Exhibit 10.1 to the Company’s quarterly report on Form 10-Q for the quarter ended August 31, 2008).

A copy of the Company’s press release announcing Mr. Gillen’s appointment as Vice President and Chief Financial Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	AAR CORP. Press Release dated January 3, 2019.

EXHIBIT INDEX

Exhibit No.	Description
99.1	AAR CORP. Press Release dated January 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2019

AAR CORP.

	By:	/s/ ROBERT J. REGAN
Robert J. Regan
Vice President, General Counsel and Secretary